Exhibit 32.02
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                                 CERTIFICATION

      I, Debi B. Halbert, the Chief Financial Officer of ProFutures, Inc., as general partner of ProFutures Diversified Fund, L.P., certify that (i) the Form 10-K for the year ended December 31, 2004 of ProFutures Diversified Fund, L.P. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K for the year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of ProFutures Diversified Fund, L.P.



                     PROFUTURES DIVERSIFIED FUND, L.P.

                     By:  ProFutures, Inc., general partner



                     By:  /s/ Debi B. Halbert

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                          Debi B. Halbert
                          Chief Financial Officer
                          March 30, 2005